MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.



FUND LOGO



Annual Report

August 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

Fiscal Year in Review
For the year ended August 31, 2000, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +47.01%, +45.55%, +45.53% and +46.67%, respectively.
(Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.) The Fund's annual total returns were significantly ahead of the Lipper Analytical Services, Inc.'s Large Cap Growth Average return of +39.53% for the same period. Also, the Fund's performance was meaningfully ahead of the total return for the unmanaged Standard & Poor's 500 (S&P 500) Index of +16.32% for the year ended August 31, 2000.

The primary positive reason for the outperformance in the year ended August 31, 2000 was the change in investment strategy near the start of the fiscal period. We shifted the industry structure of the portfolio from a concentration on bank and financial, insurance, pharmaceutical, financial services, wireline communications and household product companies to corporations in the communications equipment, computers and electronics industries.

We have maintained a significant investment exposure in communications equipment for most of the fiscal year ended August 31, 2000. During the third and fourth quarters of calendar year 1999, public statements by the management of communication service companies reflected plans to implement major capital investments in Internet communication infrastructure and in new optical switching and routing systems in upcoming years. These capital investments were viewed as likely to help optimize fiber optic communications. We have focused the technology investments of the Fund on what we believe are the leading systems and components companies in the communications equipment industry.

Consequently, we kept an overall weighting in technology companies of 45%--50% of net assets for most of the fiscal year. Near the end of August 2000, we reduced our investment weighting in the technology sector so that it would be closer to the weighting in the S&P 500 Index. However, we continue to focus on the corporations that we believe are the leading suppliers of computers, software and electronic components and communications equipment for providing the Internet Web site and communications infrastructure around the globe.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


The Fund's top five equity holdings in the portfolio at fiscal year ended August 31, 2000 contributed significantly during the fiscal year to the investment outperformance in absolute and relative terms to our benchmarks. These companies were: Cisco Systems, Inc., Nortel Networks Corporation, General Electric Company, Sun Microsystems, Inc. and Citigroup Inc.

Market Outlook
In our opinion, the outlook for the US equity market is positive. Corporate profit growth in the second calendar quarter of 2000 appears to be around 20% above a year ago. The Federal Reserve Board, which started to tighten monetary policy by raising the Federal Funds target rate in late June 1999, appears to have achieved its objective of slowing the rate of real growth of the US economy. Real consumer spending in the second calendar quarter of 2000 was growing at less than one-half the annualized rate of gain in the first quarter of 2000. Real consumer spending on housing, household appliances and transportation vehicles appears to have peaked and may be in a downtrend in absolute terms. However, service sector employment appears strong, and levels of Government spending have elevated as they typically do in a national election year. Consequently, wage rate increases and the higher energy costs that we are experiencing could be a problem going forward. It appears to us that the strongest sector for capital spending continues to be the communications equipment industry as households and corporations shift their communication services from the regulated, legacy systems to the new and evolving Internet infrastructure. Corporate productivity could benefit substantially from these new capital investments.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to sharing our outlook and strategy in our upcoming semi-annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



September 22, 2000




5-Star Overall Morningstar Rating TM--
Domestic Equity Funds as of 8/31/00

Merrill Lynch Fundamental Growth Fund, Inc.
Class A, B, C & D Shares

Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares received a five-star overall rating in the Morningstar Domestic Equity Funds class of 3,839 funds. Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of 8/31/00. The ratings are subject to change every month. Past performance is no guarantee of future results. The Overall Morningstar Rating TM is a weighted average of the Fund's three-, five-, and 10-year (if applicable) risk-adjusted performance. Morningstar ratings are calculated from a fund's three-, five-, and 10-year (if applicable) average annual returns in excess of 90-day US Treasury-bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day US Treasury-bill returns. Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares received four stars for the three-year period and five stars for the five-year period ended August 31, 2000. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the last 10% receive one star. The Fund was rated among 3,839 and 2,375 funds in the Morningstar Domestic Equity Funds class for the three- and five-year periods, respectively.

The Fund was rated exclusively against US-domiciled funds.

All share classes of the Fund are invested in a common portfolio.




OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Barbara G. Fraser, Secretary of Merrill Lynch Fundamental Growth
Fund, Inc. has recently retired. The Fund's Board of Directors wishes Ms. Fraser well in her retirement.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                    6 Month            12 Month      Since Inception
As of August 31, 2000                             Total Return       Total Return      Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*     + 4.21%            +47.01%          +340.71%
ML Fundamental Growth Fund, Inc. Class B Shares*     + 3.70             +45.55           +314.97
ML Fundamental Growth Fund, Inc. Class C Shares*     + 3.67             +45.53           +308.67
ML Fundamental Growth Fund, Inc. Class D Shares*     + 4.07             +46.67           +333.83
Standard & Poor's 500 Index**                        +11.73             +16.32        +263.40/+304.01

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/21/94 for Class A & Class B
Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/21/94 and from 12/24/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment of Merrill Lynch Fundamental Growth Fund's Class A and Class B Shares compared to growth of the S&P 500 Total Return Index++++. Beginning and ending values are:

                                     10/21/94**       8/00
ML Fundamental Growth Fund--
Class A Shares*                       $10,000        $41,760

ML Fundamental Growth Fund--
Class B Shares*                       $10,000        $41,497

S&P 500 Total Return Index++++        $10,000        $36,340


A line graph depicting the growth of an investment of Merrill Lynch Fundamental Growth Fund's Class C and Class D Shares compared to growth of the S&P 500 Total Return Index++++. Beginning and ending values are:

                                     12/24/92**       8/00
ML Fundamental Growth Fund--
Class C Shares*                       $10,000        $40,868

ML Fundamental Growth Fund--
Class D Shares*                       $10,000        $41,106

S&P 500 Total Return Index++++        $10,000        $40,402

*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

One Year Ended 6/30/00                    +26.76%        +20.10%
Five Years Ended 6/30/00                  +28.89         +27.50
Inception (10/21/94)
through 6/30/00                           +28.04         +26.84

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

One Year Ended 6/30/00                    +25.50%        +21.50%
Five Years Ended 6/30/00                  +27.55         +27.55
Inception (10/21/94)
through 6/30/00                           +26.74         +26.74

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

One Year Ended 6/30/00                    +25.46%        +24.46%
Five Years Ended 6/30/00                  +27.54         +27.54
Inception (12/24/92)
through 6/30/00                           +19.41         +19.41

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

One Year Ended 6/30/00                    +26.44%        +19.80%
Five Years Ended 6/30/00                  +28.54         +27.16
Inception (12/24/92)
through 6/30/00                           +20.34         +19.48

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D
  Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.



PORTFOLIO INFORMATION

As of August 31, 2000
                                   Percent of
Ten Largest Holdings               Net Assets

Cisco Systems, Inc.                     4.7%
Nortel Networks Corporation             4.6
General Electric Company                4.5
Sun Microsystems, Inc.                  4.2
Citigroup Inc.                          3.1
Exodus Communications, Inc.             2.9
America Online, Inc.                    2.7
Enron Corp.                             2.7
STMicroelectronics NV                   2.5
Pfizer Inc.                             2.4



                                   Percent of
Ten Largest Industries             Net Assets

Communications Equipment               12.6%
Energy                                  9.0
Information Processing                  7.4
Computers                               6.2
Oil Services                            5.0
Software--Computer                      4.9
Electrical Equipment                    4.5
Electronics                             4.3
Banking & Financial                     4.1
Insurance                               4.0



                                   Percent of
Geographic Allocation              Net Assets++

United States                          70.4%
Canada                                  4.6
United Kingdom                          2.7
France                                  2.6
Netherlands                             1.6
Sweden                                  1.5
Japan                                   1.3

++Total may not equal 100%.




Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS
                                  Shares                                                                            Percent of
Industries                         Held                     Stocks                         Cost          Value      Net Assets
Advertising                      600,000   The Interpublic Group of Companies, Inc.  $   18,003,596   $   22,950,000    0.3%

Automobile                       225,000   Toyota Motor Corporation (ADR)(a)             20,726,060       19,631,250    0.3

Banking &                      3,466,667   Citigroup Inc.                               128,264,642      202,366,667    3.1
Financial                        425,000   Northern Trust Corporation                    31,220,408       35,832,812    0.5
                                 270,000   State Street Corporation                      26,972,859       31,792,500    0.5
                                                                                     --------------   --------------  ------
                                                                                        186,457,909      269,991,979    4.1

Beverages                      1,425,000   The Coca-Cola Company                         87,989,897       74,990,625    1.1
Biotechnology                    320,000 ++Affymetrix, Inc.                              26,151,406       25,300,000    0.4
                               1,600,000 ++Immunex Corporation                           45,227,679       80,300,000    1.2
                                                                                     --------------   --------------  ------
                                                                                         71,379,085      105,600,000    1.6

Broadcasting--                   445,000 ++AMFM Inc.                                     20,378,648       30,274,462    0.4
Radio & Television               625,000 ++Clear Channel Communications, Inc.            28,637,184       45,234,375    0.7
                               1,200,000 ++Infinity Broadcasting Corporation
                                           (Class A)                                     29,172,154       45,450,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         78,187,986      120,958,837    1.8

Communications                 1,250,000 ++3Com Corporation                               9,724,876       20,703,125    0.3
Equipment                        260,000 ++Alteon Websystems, Inc.                       22,362,582       38,480,000    0.6
                               4,500,000 ++Cisco Systems, Inc.                          109,036,094      309,093,750    4.7
                                 500,000 ++JDS Uniphase Corporation                      20,248,070       62,250,000    0.9
                               3,768,300   Nortel Networks Corporation                  176,965,953      307,351,969    4.6
                               4,900,000   Telefonaktiebolaget LM Ericsson (ADR)(a)      47,574,993      100,450,000    1.5
                                                                                     --------------   --------------  ------
                                                                                        385,912,568      838,328,844   12.6

Computers                      1,349,950 ++EMC Corporation                               40,586,493      132,295,100    2.0
                               2,200,000 ++Sun Microsystems, Inc.                        95,862,400      279,262,500    4.2
                                                                                     --------------   --------------  ------
                                                                                        136,448,893      411,557,600    6.2

Electrical                     5,100,000   General Electric Company                     162,364,734      299,306,250    4.5
Equipment

Electronics                    1,500,000 ++LSI Logic Corporation                         41,298,872       53,906,250    0.8
                               2,760,000   STMicroelectronics NV                         68,268,551      169,320,204    2.5
                                 950,000   Texas Instruments Incorporated                31,839,053       63,590,625    1.0
                                                                                     --------------   --------------  ------
                                                                                        141,406,476      286,817,079    4.3

Energy                           500,000   Anadarko Petroleum Corporation                29,321,182       32,885,000    0.5
                               1,430,000   BP Amoco PLC (ADR)(a)                         82,966,142       79,007,500    1.2
                               1,200,000   El Paso Energy Corporation                    43,940,242       69,900,000    1.0
                               2,100,000   Enron Corp.                                   83,181,411      178,237,500    2.7
                               1,630,000   Exxon Mobil Corporation                      137,253,599      133,048,750    2.0
                               1,300,000   Royal Dutch Petroleum Company (NY
                                           Registered Shares)                            77,558,570       79,543,750    1.2
                                 869,300   Tosco Corporation                             26,628,248       26,513,650    0.4
                                                                                     --------------   --------------  ------
                                                                                        480,849,394      599,136,150    9.0


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000

SCHEDULE OF INVESTMENTS (continued)
                                  Shares                                                                            Percent of
Industries                         Held                     Stocks                         Cost          Value      Net Assets
Entertainment                    750,000   Time Warner Inc.                          $   64,511,400   $   64,125,000    1.0%
                                 850,000 ++Viacom, Inc. (Class B)                        36,563,342       57,215,625    0.9
                               2,000,000   The Walt Disney Company                       66,982,792       77,875,000    1.2
                                                                                     --------------   --------------  ------
                                                                                        168,057,534      199,215,625    3.1

Financial Services             1,150,000   T. Rowe Price Associates, Inc.                42,981,576       52,037,500    0.8

Household Products             1,300,000   Colgate-Palmolive Company                     77,923,338       66,218,750    1.0

Information                    3,050,000 ++America Online, Inc.                         119,292,476      178,806,250    2.7
Processing                     2,805,000 ++Exodus Communications, Inc.                  141,759,672      191,967,187    2.9
                               2,654,064 ++Palm, Inc.                                    62,297,243      116,612,934    1.8
                                                                                     --------------   --------------  ------
                                                                                        323,349,391      487,386,371    7.4

Insurance                      1,520,000   American International Group, Inc.           112,040,897      135,470,000    2.1
                               2,350,900   Lincoln National Corporation                 114,772,757      126,948,600    1.9
                                                                                     --------------   --------------  ------
                                                                                        226,813,654      262,418,600    4.0

Leisure                          580,000   Sony Corporation (ADR)(a)                     74,096,671       66,265,000    1.0

Medical Technology               540,000   Medtronic, Inc.                               20,016,504       27,675,000    0.4

Oil Services                   2,300,000   Baker Hughes Incorporated                     69,809,430       84,093,750    1.3
                                 720,000   Diamond Offshore Drilling, Inc.               28,140,089       32,265,000    0.5
                               1,200,000   Halliburton Company                           61,926,199       63,600,000    0.9
                               1,400,000   Schlumberger Limited                          85,828,412      119,437,500    1.8
                                 675,000 ++Weatherford International, Inc.               29,994,288       31,682,813    0.5
                                                                                     --------------   --------------  ------
                                                                                        275,698,418      331,079,063    5.0

Pharmaceuticals                1,000,000   Merck & Co., Inc.                             59,950,766       69,875,000    1.1
                               3,700,000   Pfizer Inc.                                  122,289,015      160,025,000    2.4
                                                                                     --------------   --------------  ------
                                                                                        182,239,781      229,900,000    3.5

Restaurants                      400,000   McDonald's Corporation                        13,894,474       11,950,000    0.2

Retail                         1,500,000 ++Amazon.com, Inc.                              90,900,881       62,250,000    0.9

Retail--Specialty                300,000   CVS Corporation                               10,427,074       11,137,500    0.1
                                 300,000 ++Staples, Inc.                                  5,224,129        4,612,500    0.1
                                 400,000   Walgreen Co.                                   6,022,423       13,150,000    0.2
                                                                                     --------------   --------------  ------
                                                                                         21,673,626       28,900,000    0.4

Semiconductors                   544,000 ++ASM Lithography Holding NV                    12,238,445       20,570,502    0.3
                                 179,400 ++ASM Lithography Holding NV (NY
                                           Registered Shares)                             6,704,112        6,839,625    0.1
                                 410,000 ++Applied Materials, Inc.                       10,963,287       35,388,125    0.5
                                                                                     --------------   --------------  ------
                                                                                         29,905,844       62,798,252    0.9

Software--                     1,450,000 ++Commerce One, Inc.                            96,041,973       90,806,250    1.4
Computer                       1,600,000 ++Oracle Corporation                           113,098,811      145,400,000    2.2
                                 220,000 ++Rational Software Corporation                 17,415,686       28,297,500    0.4
                                 300,000 ++Siebel Systems, Inc.                          33,340,209       59,343,750    0.9
                                                                                     --------------   --------------  ------
                                                                                        259,896,679      323,847,500    4.9



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


SCHEDULE OF INVESTMENTS (continued)
                                  Shares                                                                            Percent of
Industries                         Held                     Stocks                         Cost          Value      Net Assets
Wireless                         575,000 ++Sprint Corp. (PCS Group)                  $   16,948,636   $   28,857,813    0.4%
Communications                 2,500,000   Vodafone Group PLC (ADR)(a)                  111,856,561      102,343,750    1.6
                               1,000,000 ++Western Wireless Corporation (Class A)        57,103,625       51,125,000    0.8
                                                                                     --------------   --------------  ------
                                                                                        185,908,822      182,326,563    2.8

Wireline                       2,060,000 ++Infonet Services Corporation (Class B)        37,390,708       26,908,750    0.4
Communications                 1,800,000 ++NorthPoint Communications Group, Inc.         52,705,535       20,475,000    0.3
                               3,500,000 ++WorldCom, Inc.                               162,285,470      127,750,000    1.9
                                                                                     --------------   --------------  ------
                                                                                        252,381,713      175,133,750    2.6

                                           Total Stocks                               4,015,465,504    5,618,670,588   84.7


                                 Face
                                Amount                Short-Term Securities

Commercial                                 American Home Products, Inc.:
Paper*                      $ 25,000,000     6.50% due 9/07/2000                         24,972,917       24,972,917    0.4
                              16,674,000     6.50% due 9/21/2000                         16,613,788       16,613,788    0.2
                              40,000,000   Bell South Capital, 6.50% due 9/20/2000       39,862,778       39,862,778    0.6
                              50,000,000   The CIT Group Holdings, Inc., 6.49% due
                                           10/10/2000                                    49,648,458       49,648,458    0.7
                              30,000,000   CSW Credit, Inc., 6.48% due 9/12/2000         29,940,600       29,940,600    0.5
                              50,000,000   FCE Bank PLC, 6.50% due 10/06/2000            49,684,028       49,684,028    0.7
                              50,000,000   Ford Motor Credit Company, 6.48% due
                                           10/12/2000                                    49,631,000       49,631,000    0.7
                              25,000,000   Gannett Company, 6.49% due 10/05/2000         24,846,764       24,846,764    0.4
                              99,160,000   General Motors Acceptance Corp., 6.69%
                                           due 9/01/2000                                 99,160,000       99,160,000    1.5
                              12,609,000   Heinz (H.J.) Company, 6.47% due
                                           9/28/2000                                     12,547,815       12,547,815    0.2
                              50,000,000   Motorola, Inc., 6.49% due 9/19/2000           49,837,750       49,837,750    0.8
                              20,100,000   Paccar Financial, 6.47% due 9/07/2000         20,078,325       20,078,325    0.3
                              45,000,000   Target Corporation, 6.48% due 10/16/2000      44,635,500       44,635,500    0.7
                              20,000,000   USAA Capital Corporation, 6.50% due
                                           9/05/2000                                     19,985,555       19,985,555    0.3
                                                                                     --------------   --------------  ------
                                                                                        531,445,278      531,445,278    8.0

US Government                              Federal Home Loan Mortgage Corporation:
Agency                        50,000,000     6.42% due 9/12/2000                         49,901,917       49,901,917    0.8
Obligations*                  10,000,000     6.40% due 9/19/2000                          9,968,000        9,968,000    0.1
                              31,100,000     6.44% due 10/03/2000                        30,921,970       30,921,970    0.5
                                           Federal National Mortgage Association:
                             100,000,000     6.415% due 9/25/2000                        99,570,167       99,570,167    1.5
                             100,000,000     6.45% due 9/29/2000                         99,497,944       99,497,944    1.5

                                                                                        289,859,998      289,859,998    4.4


                                           Total Short-Term Securities                  821,305,276      821,305,276   12.4


Total Investments                                                                    $4,836,770,780    6,439,975,864   97.1
                                                                                     ==============
Other Assets Less Liabilities                                                                            193,292,499    2.9
                                                                                                      --------------  ------
Net Assets                                                                                            $6,633,268,363  100.0%
                                                                                                      ==============  ======



  *Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)American Depositary Receipts (ADR).

   See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 2000
Assets:             Investments, at value (identified cost--$4,836,770,780)                               $6,439,975,864
                    Cash                                                                                      23,955,447
                    Foreign cash                                                                                   1,075
                    Receivables:
                      Securities sold                                                    $  229,977,068
                      Capital shares sold                                                    25,758,347
                      Dividends                                                               3,114,309      258,849,724
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   219,065
                                                                                                          --------------
                    Total assets                                                                           6,723,001,175
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   69,867,453
                      Capital shares redeemed                                                10,588,129
                      Distributor                                                             3,575,540
                      Investment adviser                                                      2,819,377       86,850,499
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,882,313
                                                                                                          --------------
                    Total liabilities                                                                         89,732,812
                                                                                                          --------------

Net Assets:         Net assets                                                                            $6,633,268,363
                                                                                                          ==============

Net Assets          Class A Shares of capital stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    2,941,834
                    Class B Shares of capital stock, $.10 par value, 250,000,000 shares
                    authorized                                                                                12,155,976
                    Class C Shares of capital stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 2,218,440
                    Class D Shares of capital stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                 5,779,830
                    Paid-in capital in excess of par                                                       4,584,576,903
                    Undistributed realized capital gains on investments--net                                 422,411,190
                    Unrealized appreciation on investments--net                                            1,603,184,190
                                                                                                          --------------
                    Net assets                                                                            $6,633,268,363
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $882,072,040 and 29,418,341
                             shares outstanding                                                           $        29.98
                                                                                                          ==============
                    Class B--Based on net assets of $3,411,474,588 and 121,559,761
                             shares outstanding                                                           $        28.06
                                                                                                          ==============
                    Class C--Based on net assets of $627,021,108 and 22,184,399
                             shares outstanding                                                           $        28.26
                                                                                                          ==============
                    Class D--Based on net assets of $1,712,700,627 and 57,798,298
                             shares outstanding                                                           $        29.63
                                                                                                          ==============
                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 2000
Investment          Dividends (net of $562,569 foreign withholding tax)                                   $   27,565,513
Income:             Interest and discount earned                                                              15,723,555
                                                                                                          --------------
                    Total income                                                                              43,289,068
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $   31,124,064
                    Account maintenance and distribution fees--Class B                       27,067,662
                    Account maintenance and distribution fees--Class C                        4,434,385
                    Transfer agent fees--Class B                                              3,483,298
                    Account maintenance fees--Class D                                         3,188,884
                    Transfer agent fees--Class D                                              1,428,698
                    Transfer agent fees--Class A                                                755,553
                    Transfer agent fees--Class C                                                599,098
                    Registration fees                                                           543,280
                    Accounting services                                                         372,148
                    Custodian fees                                                              360,378
                    Printing and shareholder reports                                            220,910
                    Professional fees                                                           193,970
                    Directors' fees and expenses                                                100,430
                    Pricing fees                                                                 30,864
                    Other                                                                        88,657
                                                                                         --------------
                    Total expenses                                                                            73,992,279
                                                                                                          --------------
                    Investment loss--net                                                                     (30,703,211)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      454,404,633
(Loss) on             Foreign currency transactions--net                                       (936,792)     453,467,841
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation:
Transactions--        Investments--net                                                    1,358,803,401
Net:                  Foreign currency transactions--net                                        (20,894)   1,358,782,507
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                                  $1,781,547,137
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000

FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                           2000               1999
Operations:         Investment loss--net                                                 $  (30,703,211)  $   (2,747,160)
                    Realized gain on investments--net                                       453,467,841      323,151,944
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                      1,358,782,507      223,488,173
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                  1,781,547,137      543,892,957
                                                                                         --------------   --------------

Distributions to    Realized gain on investments--net:
Shareholders:         Class A                                                               (43,750,779)      (9,138,117)
                      Class B                                                              (170,903,218)     (28,020,289)
                      Class C                                                               (26,261,623)      (5,194,883)
                      Class D                                                               (79,730,301)      (7,743,304)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from distributions to
                    shareholders                                                           (320,645,921)     (50,096,593)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital share
Transactions:       transactions                                                          1,595,773,254    1,985,425,196
                                                                                         --------------   --------------

Net Assets:         Total increase in net assets                                          3,056,674,470    2,479,221,560
                    Beginning of year                                                     3,576,593,893    1,097,372,333
                                                                                         --------------   --------------
                    End of year                                                          $6,633,268,363   $3,576,593,893
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                             Class A++
from information provided in the financial statements.                      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998         1997        1996
Per Share           Net asset value, beginning of year       $    21.99  $    16.19  $    17.37   $   13.60    $   11.66
Operating                                                    ----------  ----------  ----------   ---------    ---------
Performance:          Investment income--net                        .02         .13         .07         .07          .07
                      Realized and unrealized gain on
                      investments and foreign currency
                      transactions--net                            9.91        6.37        1.09        4.95         2.13
                                                             ----------  ----------  ----------   ---------    ---------
                    Total from investment operations               9.93        6.50        1.16        5.02         2.20
                                                             ----------  ----------  ----------   ---------    ---------
                    Less distributions from realized
                    gain on investments--net                      (1.94)       (.70)      (2.34)      (1.25)        (.26)
                                                             ----------  ----------  ----------   ---------    ---------
                    Net asset value, end of year             $    29.98  $    21.99  $    16.19   $   17.37    $   13.60
                                                             ==========  ==========  ==========   =========    =========

Total Investment    Based on net asset value per share           47.01%      41.08%       6.37%      39.24%       19.02%
Return:*                                                     ==========  ==========  ==========   =========    =========

Ratios to Average   Expenses                                       .76%        .81%        .87%        .99%        1.12%
Net Assets:                                                  ==========  ==========  ==========   =========    =========
                    Investment income--net                         .09%        .60%        .37%        .47%         .51%
                                                             ==========  ==========  ==========   =========    =========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  882,072  $  472,464  $  167,133  $   62,049   $   47,048
                                                             ==========  ==========  ==========   =========    =========
                    Portfolio turnover                           98.71%      52.72%      40.27%      94.38%       82.10%
                                                             ==========  ==========  ==========   =========    =========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived                            Class B++
from information provided in the financial statements.                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998        1997       1996
Per Share           Net asset value, beginning of year       $    20.75  $    15.39  $    16.69   $   13.14    $   11.40
Operating                                                    ----------  ----------  ----------   ---------    ---------
Performance:          Investment loss--net                         (.23)       (.08)       (.11)       (.09)        (.07)
                      Realized and unrealized gain on
                      investmentsand foreign currency
                      transactions--net                            9.32        6.05        1.05        4.79         2.07
                                                             ----------  ----------  ----------   ---------    ---------
                    Total from investment operations               9.09        5.97         .94        4.70         2.00
                                                             ----------  ----------  ----------   ---------    ---------
                    Less distributions from realized
                    gain on investments--net                      (1.78)       (.61)      (2.24)      (1.15)        (.26)
                                                             ----------  ----------  ----------   ---------    ---------
                    Net asset value, end of year             $    28.06  $    20.75  $    15.39   $   16.69    $   13.14
                                                             ==========  ==========  ==========   =========    =========

Total Investment    Based on net asset value per share           45.55%      39.58%       5.21%      37.95%       17.68%
Return:*                                                     ==========  ==========  ==========   =========    =========

Ratios to Average   Expenses                                      1.77%       1.83%       1.88%       2.02%        2.16%
Net Assets:                                                  ==========  ==========  ==========   =========    =========
                    Investment loss--net                          (.92%)      (.41%)      (.64%)      (.59%)       (.54%)
                                                             ==========  ==========  ==========   =========    =========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $3,411,474  $2,000,535  $  641,688   $ 216,636    $ 116,641
                                                             ==========  ==========  ==========   =========    =========
                    Portfolio turnover                           98.71%      52.72%      40.27%      94.38%       82.10%
                                                             ==========  ==========  ==========   =========    =========



The following per share data and ratios have been derived                             Class C++
from information provided in the financial statements.                      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000       1999         1998         1997        1996
Per Share           Net asset value, beginning of year       $    20.88  $    15.45  $    16.72   $   13.14    $   11.40
Operating                                                    ----------  ----------  ----------   ---------    ---------
Performance:          Investment loss--net                         (.24)       (.09)       (.11)       (.09)        (.07)
                      Realized and unrealized gain on
                      investments and foreign currency
                      transactions--net                            9.39        6.10        1.05        4.79         2.07
                                                             ----------  ----------  ----------   ---------    ---------
                    Total from investment operations               9.15        6.01         .94        4.70         2.00
                                                             ----------  ----------  ----------   ---------    ---------
                    Less distributions from realized
                    gain on investments--net                      (1.77)       (.58)      (2.21)      (1.12)        (.26)
                                                             ----------  ----------  ----------   ---------    ---------
                    Net asset value, end of year             $    28.26  $    20.88  $    15.45   $   16.72    $   13.14
                                                             ==========  ==========  ==========   =========    =========

Total Investment    Based on net asset value per share           45.53%      39.65%       5.19%      37.90%       17.68%
Return:*                                                     ==========  ==========  ==========   =========    =========

Ratios to Average   Expenses                                      1.78%       1.83%       1.89%       2.02%        2.15%
Net Assets:                                                  ==========  ==========  ==========   =========    =========
                    Investment loss--net                          (.93%)      (.43%)      (.63%)      (.58%)       (.57%)
                                                             ==========  ==========  ==========   =========    =========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $  627,021  $  307,988  $  130,652   $  74,732    $  54,052
                                                             ==========  ==========  ==========   =========    =========
                    Portfolio turnover                           98.71%      52.72%      40.27%      94.38%       82.10%
                                                             ==========  ==========  ==========   =========    =========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                            Class D++
from information provided in the financial statements.                     For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2000        1999       1998           1997        1996
Per Share           Net asset value, beginning of year       $    21.77  $    16.06  $    17.27   $   13.54    $   11.64
Operating                                                    ----------  ----------  ----------   ---------    ---------
Performance:          Investment income(loss)--net                 (.04)        .08         .02         .03          .03
                      Realized and unrealized gain on
                      investmentsand foreign currency
                      transactions--net                            9.80        6.31        1.09        4.93         2.13
                                                             ----------  ----------  ----------   ---------    ---------
                    Total from investment operations               9.76        6.39        1.11        4.96         2.16
                                                             ----------  ----------  ----------   ---------    ---------
                    Less distributions from realized
                    gain on investments--net                      (1.90)       (.68)      (2.32)      (1.23)        (.26)
                                                             ----------  ----------  ----------   ---------    ---------
                    Net asset value, end of year             $    29.63  $    21.77  $    16.06   $   17.27    $   13.54
                                                             ==========  ==========  ==========   =========    =========

Total Investment    Based on net asset value per share           46.67%      40.67%       6.08%      38.90%       18.70%
Return:*                                                     ==========  ==========  ==========   =========    =========

Ratios to Average   Expenses                                      1.01%       1.05%       1.11%       1.24%        1.37%
Net Assets:                                                  ==========  ==========  ==========   =========    =========
                    Investment income(loss)--net                  (.17%)       .36%        .12%        .17%         .24%
                                                             ==========  ==========  ==========   =========    =========

Supplemental        Net assets, end of year (in
Data:               thousands)                               $1,712,701  $  795,607  $  157,899   $  53,101    $  22,892
                                                             ==========  ==========  ==========   =========    =========
                    Portfolio turnover                           98.71%      52.72%      40.27%      94.38%       82.10%
                                                             ==========  ==========  ==========   =========    =========


                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $30,703,211 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion and .575% of net assets in excess of $5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account
                                   Maintenance    Distribution
                                       Fee            Fee

Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                               $ 1,264      $   17,304
Class D                               $85,151      $1,265,020


Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


For the year ended August 31, 2000, MLPF&S received contingent deferred sales charges of $2,803,938 and $113,340 relating to transactions in Class B and Class C Shares, respectively. Further-more, MLPF&S received contingent deferred sales charges of $198,968 and $54,503 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $947,213 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $5,117,137,203 and $4,640,408,479, respectively.

Net realized gains (losses) for the year ended August 31, 2000 and net unrealized gains (losses) as of August 31, 2000 were as follows:


                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)

Long-term investments            $454,426,883      $1,603,205,084
Short-term investments               (22,250)                  --
Foreign currency
transactions                        (936,792)             (20,894)
                                 ------------      --------------
Total                            $453,467,841      $1,603,184,190
                                 ============      ==============


As of August 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $1,603,101,888, of which $1,795,728,192 related to appreciated securities and $192,626,304 related to depreciated securities. At August 31, 2000, the aggregate cost of investments for Federal income tax purposes was $4,836,873,976.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,595,773,254 and $1,985,425,196 for the years ended August 31,
2000 and August 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        13,954,826  $  374,057,263
Shares issued to share-
holders in reinvestment
of distributions                    1,247,247      30,869,352
                                 ------------  --------------
Total issued                       15,202,073     404,926,615
Shares redeemed                    (7,273,977)   (192,459,722)
                                 ------------  --------------
Net increase                        7,928,096  $  212,466,893
                                 ============  ==============


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        16,482,160  $  342,447,904
Shares issued to share-
holders in reinvestment
of distributions                      321,175       5,813,284
Shares issued resulting from
reorganization                        473,544       8,961,244
                                 ------------  --------------
Total issued                       17,276,879     357,222,432
Shares redeemed                    (6,109,276)   (131,189,396)
                                 ------------  --------------
Net increase                       11,167,603  $  226,033,036
                                 ============  ==============


Class B Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        46,742,875  $1,183,282,271
Shares issued to share-
holders in reinvestment
of distributions                    6,702,197     156,429,267
                                 ------------  --------------
Total issued                       53,445,072   1,339,711,538
Automatic conversion
of shares                          (6,990,131)   (171,422,234)
Shares redeemed                   (21,307,246)   (528,575,323)
                                 ------------  --------------
Net increase                       25,147,695  $  639,713,981
                                 ============  ==============



Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        68,982,103  $1,395,097,045
Shares issued to share-
holders in reinvestment
of distributions                    1,508,070      25,968,991
Shares issued resulting from
reorganization                      2,156,337      38,818,026
                                 ------------  --------------
Total issued                       72,646,510   1,459,884,062
Automatic conversion
of shares                          (1,056,963)    (20,611,014)
Shares redeemed                   (16,882,536)   (340,776,855)
                                 ------------  --------------
Net increase                       54,707,011  $1,098,496,193
                                 ============  ==============



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                         9,791,460  $  253,121,222
Shares issued to share-
holders in reinvestment
of distributions                    1,005,364      23,636,119
                                 ------------  --------------
Total issued                       10,796,824     276,757,341
Shares redeemed                    (3,363,502)    (83,902,865)
                                 ------------  --------------
Net increase                        7,433,322  $  192,854,476
                                 ============  ==============


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                         9,035,252  $  183,385,732
Shares issued to share-
holders in reinvestment
of distributions                      273,509       4,739,909
Shares issued resulting from
reorganization                         82,042       1,486,191
                                 ------------  --------------
Total issued                        9,390,803     189,611,832
Shares redeemed                    (3,093,540)    (62,175,064)
                                 ------------  --------------
Net increase                        6,297,263  $  127,436,768
                                 ============  ==============


Class D Shares for the Year                         Dollar
Ended August 31, 2000                 Shares        Amount

Shares sold                        21,376,393  $  562,677,915
Automatic conversion of
shares                              6,644,211     171,422,234
Shares issued to share-
holders in reinvestment
of distributions                    2,964,749      72,666,009
                                 ------------  --------------
Total issued                       30,985,353     806,766,158
Shares redeemed                    (9,735,407)   (256,028,254)
                                 ------------  --------------
Net increase                       21,249,946  $  550,737,904
                                 ============  ==============


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                        20,333,829  $  428,555,461
Automatic conversion of
shares                              1,012,397      20,611,014
Shares issued to share-
holders in reinvestment
of distributions                      397,154       7,132,878
Shares issued resulting from
reorganization                     11,158,555     209,477,356
                                 ------------  --------------
Total issued                       32,901,935     665,776,709
Shares redeemed                    (6,187,633)   (132,317,510)
                                 ------------  --------------
Net increase                       26,714,302  $  533,459,199
                                 ============  ==============


5. Commitments:
At August 31, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $4,128,000.

6. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with Bank of America and other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended August 31, 2000.



Merrill Lynch Fundamental Growth Fund, Inc.
August 31, 2000


REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.

Ernst & Young LLP
MetroPark, New Jersey
October 5, 2000




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 2000:

Record             Payable        Qualifying       Non-Qualifying       Total         Long-Term
Date                 Date      Ordinary Income    Ordinary Income  Ordinary Income  Capital Gains*
Class A Shares
12/06/99            12/10/99       $.141427        $.742988          $ .88445           $1.052744

Class B Shares
12/06/99            12/10/99       $.116448        $.611756          $.728204           $1.052744

Class C Shares
12/06/99            12/10/99       $.114628        $.602195          $.716823           $1.052744

Class D Shares
12/06/99            12/10/99       $.135836        $.713611          $.849447           $1.052744

*This entire distribution is subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.